Exhibit 99.11

To Whom It May Concern:

Westcor Land Title Insurance Company was engaged by PRMI Capital Markets LLC as diligence agent to order and review title reports for a population of 496 mortgage loans. Said title reports were obtained and reviewed in July 2025. With respect to these 496 mortgage loans:

General Findings:

1.	As set forth in the title reports:

a.	For 496 mortgage loans, the subject mortgage is recorded in the appropriate recording jurisdiction.

Findings with Respect to Pre-Origination MTG/Non-MTG Liens Only:

1.	As set forth in the title reports:

a.	For 469 mortgage loans, the title/lien search confirms the subject mortgage in expected lien position.

b.	For 27 mortgage loans, the title/lien search does not confirm the subject mortgage in expected lien position, but a clear title policy confirms the lien insured in expected lien position.

Findings with Respect to Potentially Superior Post-Origination Municipal Liens Only:

1.	As set forth in the title reports:

a.	For 2 mortgage loans, potentially superior post-origination municipal liens/judgments were found of record. For these mortgage loans where an amount was available, the total amount of such potentially superior post-origination municipal liens/judgments is $1,520.57.

Thank You,

Westcor Land Title Insurance Company

401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462